PLEDGE AND SECURITY AGREEMENT

                          DATED AS OF JANUARY 28, 2000



                                      AMONG



                PARAGON TRADE BRANDS, INC. AND EACH OTHER GRANTOR

                         FROM TIME TO TIME PARTY HERETO



                                       AND



                               CITICORP USA, INC.
                             AS ADMINISTRATIVE AGENT














                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                          NEW YORK, NEW YORK 10153-0119


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                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I.......................................................Defined Terms  1

         Section 1.1  ............................................Definitions  1

         Section 1.2  ....................................Certain Other Terms  5

ARTICLE II.........................................Grant of Security Interest  5

         Section 2.1  .............................................Collateral  5

         Section 2.2  ...............Grant of Security Interest in Collateral  7

ARTICLE III....................................Representations And Warranties  7

         Section 3.1  ..................................Title; No Other Liens  7

         Section 3.2  ................................Perfection and Priority  7

         Section 3.3  .........State of Incorporation; Chief Executive Office  7

         Section 3.4  ................................Inventory and Equipment  7

         Section 3.5  .....................................Pledged Collateral  8

         Section 3.6  ...............................................Accounts  8

         Section 3.7  .........................................No Other Names  8

         Section 3.8  ..................................Intellectual Property  9

ARTICLE IV..........................................................Covenants  9

         Section 4.1  ..............................................Generally  9

         Section 4.2  Maintenance of Perfected Security Interest; Further
                      ......................................... Documentation 10

         Section 4.3  .......................Changes in Locations, Name, Etc. 10

         Section 4.4  .............. ......................Pledged Collateral 10

         Section 4.5  .....................Control Accounts; Blocked Accounts 12

         Section 4.6  ...............................................Accounts 12

         Section 4.7  ..............Delivery of Instruments and Chattel Paper 13

         Section 4.8  ..................................Intellectual Property 13

         Section 4.9  .................................Payment of Obligations 14

ARTICLE V.................................................Remedial Provisions 15

         Section 5.1  ................................Code and Other Remedies 15

         Section 5.2  .......................Accounts and Payment Intangibles 15

         Section 5.3  .....................................Pledged Collateral 16

         Section 5.4  .....Proceeds to be Turned Over To Administrative Agent 17

         Section 5.5  ....................................Registration Rights 17

         Section 5.6  .....................................Waiver; Deficiency 18

ARTICLE VI...........................................The Administrative Agent 18

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                               TABLE OF CONTENTS
                                  (CONTINUED)


         Section 6.1  .Administrative Agent's Appointment as Attorney-in-Fact 18

         Section 6.2  ...........................Duty of Administrative Agent 20

         Section 6.3  ......................Execution of Financing Statements 20

         Section 6.4  ......................Authority of Administrative Agent 20

ARTICLE VII.....................................................Miscellaneous 21

         Section 7.1  ..................................Amendments in Writing 21

         Section 7.2  ................................................Notices 21

         Section 7.3  ....No Waiver by Course of Conduct; Cumulative Remedies 21

         Section 7.4  .................................Successors and Assigns 21

         Section 7.5  ...........................................Counterparts 21

         Section 7.6  ...........................................Severability 21

         Section 7.7  .......................................Section Headings 21

         Section 7.8  .......................................Entire Agreement 22

         Section 7.9  ..........................................Governing Law 22

         Section 7.10  ...................................Additional Grantors 22

         Section 7.11  .................................Release of Collateral 22

         Section 7.12  .........................................Reinstatement 22



                              ANNEXES AND SCHEDULES


                  Annex 1  Blocked Account Letter
                  Annex 2  Control Account Letter
                  Annex 3  Pledge Amendment
                  Annex 4  Joinder Agreement
                  Annex 5 Short Form Copyright Security Agreement Annex 6 Short Form Patent Security Agreement
                  Annex 7  Short Form Trademark Security Agreement



                  Schedule 1  State of Incorporation; Principal Executive Office
                  Schedule 2  Pledged Collateral
                  Schedule 3  Filings
                  Schedule 4  Location of Inventory and Equipment
                  Schedule 5  Intellectual Property


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                          PLEDGE AND SECURITY AGREEMENT

                  PLEDGE AND SECURITY AGREEMENT,  dated as of  January 28, 2000, by Paragon Trade Brands, Inc., a Delaware corporation (the "BORROWER") PTB International, Inc., a Delaware corporation, PTB Acquisition Sub, Inc., a Delaware corporation and PTB Holdings, Inc., an Ohio corporation (each, including the Borrower, a "GRANTOR" and, collectively, the "GRANTORS"), in favor of Citicorp USA, Inc. ("CITICORP"), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, dated as of January 28, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, (the "CREDIT AGREEMENT") among the Borrower, the Lenders and Issuers party thereto and Citicorp, as agent for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

                  WHEREAS, the Grantors other than the Borrower are party to the Guaranty pursuant to which they have guaranteed the Obligations; and

                  WHEREAS, it is a condition precedent to the obligation of the Lenders and the Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

                  NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

          ARTICLE I.         DEFINED TERMS

          SECTION 1.1       DEFINITIONS.

          (a) Unless  otherwise  defined  herein,  terms  defined  in the Credit
Agreement  and  used  herein  have  the  meanings  given  to them in the  Credit
Agreement.

          (b) Terms used herein that are defined in the UCC have the meanings given to them in the UCC, including the following which are capitalized herein:

                  "ACCOUNT DEBTOR"
                  "ACCOUNTS"
                  "CHATTEL PAPER"
                  "CONTROL"
                  "DOCUMENTS"
                  "EQUIPMENT"
                  "FINANCIAL ASSET"
                  "GENERAL INTANGIBLES"
                  "INSTRUMENTS"
                  "INVENTORY"
                  "INVESTMENT PROPERTY"


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                  "PROCEEDS"
                  "SECURITY"
                  "SECURITY ENTITLEMENT"

          (c)      The following terms shall have the following meanings:

                  "ADDITIONAL PLEDGED COLLATERAL" means all shares of, limited and/or general partnership interests in, and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of, either (i) any Person that, after the date of this Agreement, as a result of any occurrence, becomes a direct Subsidiary of any Grantor or (ii) any issuer of Pledged Stock, any Partnership or any LLC that is acquired by any Grantor after the date hereof; all certificates or other instruments representing any of the foregoing; all Security Entitlements of any Grantor in respect of any of the foregoing; all additional indebtedness from time to time owed to any Grantor by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing. Additional Pledged Collateral may be General Intangibles or Investment Property.

                  "AGREEMENT" means this Pledge and Security Agreement.

                  "APPROVED SECURITIES INTERMEDIARY" means a securities intermediary or commodity intermediary selected or approved by the Administrative Agent and with respect to which a Grantor has delivered to the Administrative Agent an executed Control Account Letter.

                  "CASH COLLATERAL ACCOUNT" means any deposit account or securities account established by the Administrative Agent as provided in
SECTION 5.2 or 5.4 in which cash and Cash Equivalents may from time to time be on deposit or held therein.

                  "COLLATERAL" has the meaning specified in SECTION 2.1.

                  "CONTROL ACCOUNT" means a securities account or commodity account maintained by any Grantor with an Approved Securities Intermediary which account is the subject of an effective Control Account Letter, and includes all Financial Assets held therein and all certificates and instruments, if any, representing or evidencing such Control Account.

                  "CONTROL ACCOUNT LETTER" means a letter agreement, substantially in the form of ANNEX 2 (with such changes as may be agreed to by the Administrative Agent), executed by the Grantor and the Administrative Agent and acknowledged and agreed to by the relevant Approved Securities Intermediary.

                  "COPYRIGHTS" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof and (b) the right to obtain all renewals and extensions thereof.

                  "COPYRIGHT LICENSES" means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of rights to copy,



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publicly perform, create derivative works, manufacture,  distribute, exploit and sell materials derived from any Copyright.

                  "INTELLECTUAL PROPERTY" means, collectively, all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, the entire goodwill of any business connected with use of and symbolized by the Trademarks and trade secrets, and all rights to sue at law or in equity for past, present and future infringement or other misappropriations thereof, including, without limitation, the right to receive all proceeds, royalties, income and damages therefrom now or hereafter due and payable or both with respect thereto including damages and payments for past or future infringements or misappropriations thereof, and all other rights corresponding thereto throughout the world.

                  "INTERCOMPANY NOTE" means any promissory note evidencing loans made by any Grantor to any of its Subsidiaries or another Grantor.

                  "LLC" means each limited liability company in which a Grantor has an interest, including those set forth on SCHEDULE 2.

                  "LCC AGREEMENT" means each operating agreement with respect to an LLC, as each agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified from time to time.

                  "MATERIAL INTELLECTUAL PROPERTY" means Intellectual Property owned by or licensed to a Grantor which is material to its business.

                  "PARTNERSHIP" means each partnership in which a Grantor has an interest, including those set forth on SCHEDULE 2.

                  "PARTNERSHIP   AGREEMENT"  means  each  partnership  agreement
governing a Partnership, as each such agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified.

                  "PATENTS" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part or extensions thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.

                  "PATENT LICENSE" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by one or more Patents or granting any interest in Patents.

                  "PAYMENT INTANGIBLES" has the meaning specified in SECTION 5.2(A).

                  "PLEDGED COLLATERAL" means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, all certificates or other instruments representing any of the foregoing, all Security Entitlements of any Grantor in respect of any of the foregoing, all dividends, interest distributions, cash, warrants, rights, instruments and other

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property  or  Proceeds  from  time to time  received,  receivable  or  otherwise distributed in respect of or in exchange for any or all of the foregoing. Pledged Collateral may be General Intangibles or Investment Property.

                  "PLEDGED LLC INTERESTS" means all of any Grantor's right, title and interest as a member of any LLCs and all of such Grantor's right, title and interest in, to and under any LLC Agreement to which it is a party.

                  "PLEDGED NOTES" means all right, title and interest of any Grantor, in the Instruments evidencing all Indebtedness owed to such Grantor, including all Indebtedness described on SCHEDULE 2, issued by the obligors named therein, and all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

                  "PLEDGED PARTNERSHIP INTERESTS" shall mean all of any Grantor's right, title and interest as a limited and/or general partner in all Partnerships and all of such Grantor's right, title and interest in, to and under any Partnership Agreements to which it is a party.

                  "PLEDGED STOCK" means the shares of capital stock owned by each Grantor, including all shares of capital stock listed on SCHEDULE 2; PROVIDED, HOWEVER, that only the outstanding capital stock of a subsidiary that is not a Domestic Subsidiary possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such controlled foreign corporation (actually owned by each such Grantor) entitled to vote shall be deemed to be pledged hereunder.

                  "RELATED CONTRACT" means each security agreement, lease and other contract securing or otherwise relating to any Account.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "TRADEMARKS" means (a) all trademarks (whether registered or at common law), trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith and in connection with the business of owner symbolized thereby, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

                  "TRADEMARK LICENSE" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademarks.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; PROVIDED, HOWEVER, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Administrative Agent's and the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of


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definitions related to such provisions;  PROVIDED,  FURTHER,  that if the UCC is amended after the date hereof, such amendment will not be given effect for the purposes of this Agreement if and to the extent the result of such amendment would be to limit or eliminate any item of Collateral.

          SECTION 1.2       CERTAIN OTHER TERMS.

          (a) The words "HEREIN," "HEREOF," "HERETO" and "HEREUNDER" and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

          (b) References  herein  to  an   Annex,  Schedule,  Article,  Section,
subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

          (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (d) Where the context requires, provisions relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

          (e) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any and all times such reference becomes operative.

          (f) The term "INCLUDING" means "INCLUDING WITHOUT LIMITATION" except when used in the computation of time periods.

          (g) The terms "LENDER," "ISSUER," "ADMINISTRATIVE AGENT" and "SECURED PARTY" include their respective successors.

          (h) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

          ARTICLE II.  GRANT OF SECURITY INTEREST

          SECTION 2.1 COLLATERAL. For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "COLLATERAL":

          (a) all Accounts;

          (b) all Inventory;

          (c) all Equipment;

          (d) all General Intangibles, including all Intellectual Property of any such Grantor and that portion of the Pledged Collateral constituting General Intangibles;

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          (e) all Investment Property,  including all Control Accounts  and that portion of the Pledged Collateral constituting Investment Property;

          (f) all Documents, Instruments and Chattel Paper;

          (g) the Cash Collateral Accounts and all Blocked Accounts and other deposit accounts;

          (h) all books and records pertaining to the Collateral;

          (i) all other goods and personal property of such Grantor whether tangible or intangible wherever located, including money, letters of credit and all rights of payment or performance under letters of credit;

          (j) all property of any Grantor held by Administrative Agent or any Secured Party, including all property of every description, in the possession or custody of or in transit to Administrative Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power; and

          (k) to the extent not otherwise included, all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the Collateral;

PROVIDED, HOWEVER, that the foregoing grant of a security interest shall not include a security interest in a contract right, any license agreement, any lease pertaining to real or personal property or any other General Intangible of any Grantor or any equity interests of each of the Borrower and PTB International, Inc. in any Existing Foreign Joint Venture Agreements or any obligations or property of or contracts with any joint venture resulting therefrom (each such contract right, license agreement, lease pertaining to real or personal property, foreign joint venture interests and other General Intangible of such Grantor discussed in this PROVISO being hereinafter referred to as "EXCLUDED PROPERTY") if the granting of a security interest therein by such Grantor to the Administrative Agent is prohibited by any Requirement of Law or by the terms and provisions of the written agreement, document or instrument creating or evidencing such Excluded Property or rights related thereto; and PROVIDED FURTHER that if and when the prohibition which prevents the granting by such Grantor to the Administrative Agent of a security interest in such Excluded Property is removed or otherwise terminated, the Administrative Agent will be deemed to have, and at all times from and after the date hereof to have had, a security interest in such Excluded Property, as the case may be, and that, notwithstanding anything set forth herein to the contrary, the Administrative Agent will be deemed to have, and at all times from and after the date hereof to have had, a security interest in the proceeds of such Excluded Property.

          SECTION 2.2 GRANT OF SECURITY INTEREST IN COLLATERAL. Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative


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Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor.

          ARTICLE III.  REPRESENTATIONS AND WARRANTIES

          To induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants to the Administrative Agent, the Lenders, the Issuers and the other Secured Parties that:

          SECTION 3.1 TITLE; NO OTHER LIENS. Except for the Lien granted to the Administrative Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, (a) such Grantor is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or certificated securities and is the entitlement holder of all such Pledged Collateral constituting Investment Property held in a securities account and owns each other item of Collateral in which a Lien is granted by it hereunder and (b) all such Collateral is owned free and clear of any and all Liens.

          SECTION 3.2 PERFECTION AND PRIORITY. The security interest granted pursuant to this Agreement will constitute a valid and continuing perfected security interest in favor of the Administrative Agent in the Collateral for which perfection is governed by the UCC or filing with the United States
Copyright Office upon (i) the completion of the filings and other actions specified on SCHEDULE 3 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Administrative Agent in completed and duly executed form), (ii) the delivery to the Administrative Agent of all Collateral consisting of Instruments and certificated securities, in each case properly endorsed for transfer to the Administrative Agent or in blank, and
(iii) all appropriate filings having been made with the United States Copyright Office. Such security interest will be prior to all other Liens on the Collateral except for Customary Permitted Liens which have priority over the Administrative Agent's Lien by operation of law or otherwise as permitted under the Credit Agreement.

          SECTION 3.3 STATE OF INCORPORATION; CHIEF EXECUTIVE OFFICE. On the date hereof such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business is specified on
SCHEDULE 1.

          SECTION 3.4 INVENTORY AND EQUIPMENT. On the date hereof, such Grantor's Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on SCHEDULE 4.

          SECTION 3.5       PLEDGED COLLATERAL.

          (a) The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by such Grantor constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on SCHEDULE 2.

          (b) All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly and validly issued and are fully paid and nonassessable.

          (c)  Each  of the  Pledged  Notes  constitutes  the  legal, valid  and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency,
fraudulent  conveyance,  reorganization,   moratorium  and  other  similar


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laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

          (d) All Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests of such Grantor as of the date hereof are listed on SCHEDULE 2.

          (e) All Pledged Collateral consisting of certificated securities or Instruments has been delivered to the Administrative Agent in accordance with
SECTION 4.4(A).

          (f) All Pledged Collateral held by a securities intermediary in a securities account is in a Control Account.

          (g) Other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than that represented by certificated securities or Instruments in the possession of the Administrative Agent or that consisting of Financial Assets held in a Control Account.

          (h) No Person other than the Administrative Agent has Control over any Investment Property of such Grantor.

          (i) As to any Grantor that is an LLC or a Partnership, the LLC Agreement or Partnership Agreement, as the case may be, provides that, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall be entitled to exercise all of the rights of the member of such Grantor and that a transferee or assignee of a membership interest or partnership interest, as the case may be, of such Grantor shall become a member or partner, as the case may be, of such Grantor entitled to participate in the management of such Grantor and, upon the transfer of the entire interest of the transferor, such transferor ceases to be a member or partner, as the case may be.

          SECTION 3.6 ACCOUNTS. No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent, properly endorsed for transfer, to the extent delivery is required by SECTION 4.3.

          SECTION 3.7 NO OTHER NAMES. Except as set forth on SCHEDULE 1, such Grantor has no trade names, fictitious names or other names except its legal name, and does not operate in any jurisdiction under, and has not had or operated in any jurisdiction within the five-year period preceding the date hereof under, any trade name, fictitious name or other name other than its legal name.

          SECTION 3.8  INTELLECTUAL PROPERTY.

          (a) SCHEDULE 5 lists all Material Intellectual Property of such Grantor on the date hereof, separately identifying that owned by such Grantor and that licensed to such Grantor. Each such Grantor has the full right, power and authority to enter into this Agreement and to grant all the right, title and interest herein granted. The Material Intellectual Property set forth on
SCHEDULE 5 for such Grantor constitutes all of the intellectual property rights necessary to conduct its business as currently conducted on the date hereof.

          (b) On the date hereof, all Material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid or unenforceable in whole or in part, and has not been abandoned and the use thereof in the business of such Grantor does not, to the best knowledge of such Grantor, infringe the Intellectual Property rights, owned or possessed by any other Person, except where such infringement would not have a Material Adverse Effect on the Grantors.

          (c) Except as set forth in SCHEDULE 5, on the date hereof, none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

          (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of or enforceability of, or such Grantor's rights in, any Material Intellectual Property.

          (e) Except as set forth on Schedule 5, no action or proceeding seeking to limit, cancel or question the validity or enforceability of any Material Intellectual Property owned by such Grantor or such Grantor's ownership interest therein is on the date hereof pending or, to the knowledge of such Grantor, threatened. Except as set forth on Schedule 5, there are no claims, judgments or settlements to be paid by such Grantor relating to the Material Intellectual Property.

          ARTICLE IV.  COVENANTS

          As  long  as  any  of  the  Obligations  or  the   Commitments  remain
outstanding, unless the Requisite Lenders otherwise consent in writing, each Grantor agrees with the Administrative Agent that:

          SECTION 4.1 GENERALLY. Such Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Liens permitted under Section
8.2 of the Credit Agreement or otherwise as permitted under the Credit Agreement; (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any Requirement of Law or any policy of insurance covering the Collateral; (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Credit Agreement; (d) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Collateral if such restriction would have a Material Adverse Effect; and (e) promptly notify the Administrative Agent of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any of the Collateral regardless of whether or not it has a Material Adverse Effect.

          SECTION 4.2  MAINTENANCE  OF  PERFECTED  SECURITY  INTEREST;   FURTHER
DOCUMENTATION.

          (a) Such Grantor will maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in SECTION 3.2 and shall defend such security interest against the claims and demands of all Persons.

          (b) Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Blocked Account Letters and Control Account Letters.

          SECTION 4.3  CHANGES IN LOCATIONS, NAME, ETC.

          (a) Except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (i) all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to SCHEDULE 4 showing any additional location at which Inventory or Equipment shall be kept, such Grantor will not:

          (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on SCHEDULE 4;

          (ii) change its state of incorporation or the location of its chief executive office or sole place of business from that referred to in
          SECTION 3.3; or

          (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

          (b) Such Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.

          SECTION 4.4  PLEDGED COLLATERAL.

          (a) Such Grantor will (i) deliver to the Administrative Agent, all certificates or Instruments representing or evidencing any Pledged Collateral, whether now arising or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent, together with a Pledge Amendment, duly executed by the Grantor, in substantially the form of ANNEX 2 (a "PLEDGE AMENDMENT"), in respect of such additional Pledged Collateral and authorizes the Administrative Agent to attach each Pledge Amendment to this Pledge Agreement and (ii) maintain all other Pledged Collateral constituting Investment Property in a Control Account. The Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any or all of the Pledged Collateral. The Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

          (b) Except as provided in ARTICLE V, such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends). Any sums paid upon or in respect of any of the Pledged Collateral upon the liquidation or dissolution of any issuer of any of the Pledged Collateral or any property distributed upon or with respect to any of the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of any of the Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

          (c) Except as provided in ARTICLE V, such Grantor will be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; PROVIDED, HOWEVER, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without prior notice to the Administrative Agent, to enable or take any other action to permit any issuer of Pledged Collateral to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral.

          (d) Such Grantor shall not grant Control over any Investment Property to any Person other than the Administrative Agent.

          (e) In the case of each Grantor which is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and will comply with such terms insofar as such terms are applicable to it. In the case of each Grantor which is a partner in a Partnership, such Grantor hereby consents to the extent required by the applicable Partnership Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership and to the transfer of such Pledged Partnership Interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted partner in such Partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Grantor which is a member of an LLC, such Grantor hereby consents to the extent required by the applicable LLC Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged LLC Interests in such LLC and to the transfer of such Pledged LLC Interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of the LLC in question.

          (f) Such Grantor will not agree to any amendment of an LLC Agreement or Partnership Agreement that in any way adversely affects the perfection of the security interest of the Administrative Agent in the Pledged Partnership Interests or Pledged LLC Interests pledged by such Grantor hereunder, including electing to treat the membership interest or partnership interest of such Grantor as a security under Section 8-103 of the UCC.

          SECTION 4.5 CONTROL ACCOUNTS; BLOCKED ACCOUNTS.

          (a) Such Grantor will (i) except
for Investments permitted by the Credit Agreement to be maintained in a Control Account, deposit all cash and all Proceeds received by such Grantor in a Blocked Account, (ii) not make or maintain any securities account or commodity account with any financial or other institution other than an Approved Securities Intermediary that maintains the same in a Control Account and (iii) not make or maintain any account in which Proceeds are deposited with any financial or other institution other than a Blocked Account Bank, a Lender or an Affiliate of a Lender.

          (b) Subject to the terms of the Credit Agreement, such Grantor shall instruct each Account Debtor or other Person obligated to make a payment to such Grantor to make payment, or to continue to make payment, as the case may be, to a Blocked Account and will deposit in a Blocked Account all Proceeds received by such Grantor from any other Person immediately upon receipt.

          (c) In the event such Grantor, to the extent permitted under the Credit Agreement, or any Approved Securities Intermediary or Blocked Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account or Blocked Account for any reason, or if the Administrative Agent shall demand such termination as a result of the failure of an Approved Securities Intermediary or Blocked Account Bank to comply with the terms of the applicable Control Account Letter or Blocked Account Letter or there shall be continuing an Event of Default or if the Administrative Agent determines in its sole discretion that the financial condition of an Approved Securities Intermediary or Blocked Account Bank, as the case may be, has materially deteriorated, such Grantor agrees to notify all of its obligors that were making payments to such terminated Control Account or Blocked Account, as the case may be, to make all future payments to another Control Account or Blocked Account, as the case may be.

          SECTION 4.6  ACCOUNTS.

          (a) Such Grantor will not, other than in the ordinary course of business, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account,
(iv) allow any credit or discount on any Account, or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

          (b) The Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection therewith. At any time and from time to time, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; PROVIDED, HOWEVER, that unless a Default or Event of Default shall be continuing, the Administrative Agent shall request no more than two such reports during any calendar year.

          SECTION 4.7 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. If any amount in excess of $250,000 payable under or in connection with any of the Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall immediately deliver such Instrument or Chattel Paper to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, or, if consented to by the Administrative Agent, shall mark all such Instruments and Chattel Paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Citicorp USA, Inc., as Administrative Agent".

          SECTION 4.8  INTELLECTUAL PROPERTY.

          (a) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark that is Material Intellectual Property of such Grantor in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, except where such abandonment or expiration would not have a Material Adverse Effect on the business of such Grantor, such Grantor may allow a Trademark to expire in the ordinary course of its business upon prior notice to the Administrative Agent, (ii) maintain as in the past the quality of products and services offered under such Trademark,
(iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

          (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent which is Material Intellectual Property of such Grantor may become forfeited, abandoned or dedicated to the public where such forfeiture, abandonment or dedication would have a Material Adverse Effect on the business of such Grantor.

          (c) Such Grantor (either itself or through licensees) (i) will not (and will not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights which is Material Intellectual Property of such Grantor may become invalidated or otherwise impaired and (ii) will not (either itself or through licensees) do any act whereby any portion of the Copyrights which is Material Intellectual Property of such Grantor may fall into the public domain, if in either case such event would have a Material Adverse Effect on the business of such Grantor.

          (d) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any trade secret which is Material Intellectual Property of such Grantor may become publicly available or otherwise unprotectable where such forfeiture, abandonment or dedication would have a Material Adverse Effect on the business of such Grantor unless compelled by order of a Governmental Authority.

          (e) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Material Intellectual Property to infringe the intellectual property rights of any other Person where such infringement would have a Material Adverse Effect on the business of such Grantor.

          (f) Such Grantor will notify the Administrative Agent as soon as reasonably possible if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

          (g) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon the reasonable request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (h) Such Grantor will take all reasonable actions necessary or requested by the Administrative Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is Material Intellectual Property of such Grantor, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, reissue, reexamination, interference and cancellation proceedings.

          (i) In the event that any Material Intellectual Property of such Grantor is infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Administrative Agent promptly after such Grantor learns thereof. Such Grantor shall take such action as it deems appropriate in its reasonable business judgement under the circumstances in response to such infringement, misappropriation or dilution to protect such Material Intellectual Property of such Grantor if the loss thereof would have a Material Adverse Effect on the business of the Grantor.

          (j) Unless otherwise agreed to by the Administrative Agent, such Grantor will execute and deliver to the Administrative Agent for filing in (i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5, (ii) in the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as Annex 6 and (iii) the United States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as Annex 7.

          SECTION 4.9 PAYMENT OF OBLIGATIONS. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

          ARTICLE V. REMEDIAL PROVISIONS

          SECTION 5.1 CODE AND OTHER REMEDIES. During the continuance of an Event of Default, the Administrative Agent may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this SECTION 5.1, after deducting all reasonable costs and expenses actually incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and any other Secured Party hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall proscribe, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

SECTION 5.2  ACCOUNTS AND PAYMENT INTANGIBLES.

          (a) If required by the Administrative Agent at any time during the continuance of an Event of Default, any payments of Accounts or payments in respect of General Intangibles ("PAYMENT INTANGIBLES"), when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Cash Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent only as provided in SECTION
5.4. Until so turned over, such payments shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor.

          (b) At the Administrative Agent's request, during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent copies of the material documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts or Payment Intangibles, including copies of all original orders, invoices and shipping receipts.

          (c) The Administrative Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or Payment Intangibles or any thereof.

          (d) The Administrative Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts or amounts due under any General Intangibles.

          (e) Upon the request of the Administrative Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or Payment Intangibles have been collaterally assigned to the Administrative Agent and that payments in respect thereof shall be made directly to the Administrative Agent. In addition, the Administrative Agent may at any time during the continuance of an Event of Default so notify Account Debtors.

          (f) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and Payment Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a Payment Intangible by reason of or arising out of this Agreement or the receipt by Administrative Agent nor any other Secured Party of any payment relating thereto, nor shall Administrative Agent nor any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any agreement giving rise to an Account or a Payment Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          SECTION 5.3  PLEDGED COLLATERAL.

          (a) During the continuance of an Event of Default, if the Administrative Agent shall give written notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Collateral and make application thereof to the Obligations in the order and manner set forth in the Credit Agreement, and (ii) the Administrative Agent or its nominee may exercise (A) all voting, consent, corporate and other rights pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) In order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of CLAUSE (I) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

          (c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Collateral directly to the Administrative Agent.

          SECTION 5.4 PROCEEDS TO BE TURNED OVER TO ADMINISTRATIVE AGENT. All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Cash Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Cash Collateral Account (or by such Grantor in trust for the Administrative Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

          SECTION 5.5  REGISTRATION RIGHTS.

          (a) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

          (b) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this SECTION 5.5 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this SECTION 5.5 will cause irreparable injury to the Administrative Agent and other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this SECTION 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

          SECTION 5.6 WAIVER; DEFICIENCY. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any other Secured Party to collect such deficiency.

          ARTICLE VI.  THE ADMINISTRATIVE AGENT

          SECTION 6.1  ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

          (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral other than Customary Permitted Liens, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv)  execute,  in  connection  with any sale  provided for in SECTION
         5.1 or 5.5, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine, including without limitation the execution and filing of any documents necessary to effectuate and/or record such assignment; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this SECTION 6.1(A) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this SECTION 6.1(A) unless an Event of Default shall be continuing.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of the Administrative Agent actually incurred in connection with actions undertaken as provided in this SECTION 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          SECTION 6.2 DUTY OF ADMINISTRATIVE AGENT. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent's interest in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          SECTION 6.3 EXECUTION OF FINANCING STATEMENTS. Each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          SECTION 6.4 AUTHORITY OF ADMINISTRATIVE AGENT. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Administrative Agent and the other Secured

Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          ARTICLE VII.       MISCELLANEOUS

          SECTION 7.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 of the Credit Agreement.

          SECTION 7.2 NOTICES. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.8 of the Credit Agreement; PROVIDED, however, that any such notice, request or demand to or upon any Grantor shall be addressed in case of the Borrower at the Borrower's notice address set forth in such Section 11.8 and to the Grantors at the address of their chief executive office as noted on Schedule 1 hereto.

          SECTION 7.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to SECTION 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          SECTION 7.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and each other Secured Party and their successors and assigns; PROVIDED, HOWEVER, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

          SECTION 7.5 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

          SECTION 7.6 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 7.7 SECTION HEADINGS. The Article and Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

          SECTION 7.8 ENTIRE AGREEMENT. This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

          SECTION 7.9  GOVERNING LAW.  This   agreement  and   the  rights   and
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

          SECTION 7.10 ADDITIONAL GRANTORS. If, pursuant to Section 7.11(b) of the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Joinder Agreement in the form of ANNEX 4 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

          SECTION 7.11  RELEASE OF COLLATERAL.

          (a) At the time provided in Section 10.7(b)(i) of the Credit Agreement, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If any of the Collateral shall be sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement, the Collateral so sold or disposed of shall be released from the Lien created hereby to the extent provided in Section 10.7(b)(i) or (ii) of the Credit Agreement and, in connection therewith, the Administrative Agent, at the sole expense of the Borrower, shall execute and deliver to the Borrower all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Collateral. At the sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or disposed; PROVIDED, HOWEVER, that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

          SECTION 7.12 REINSTATEMENT. Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

                                      PARAGON TRADE BRANDS, INC., as Borrower


                                      By:   /S/ ALAN J. CYRON
                                           -----------------------
                                           Name:  Alan J. Cyron
                                           Title:  Chief Financial Officer


                                      PTB INTERNATIONAL, INC., as Grantor


                                      By:   /S/ ALAN J. CYRON
                                           -----------------------
                                           Name:  Alan J. Cyron
                                           Title:  Chief Financial Officer


                                      PTB ACQUISITION SUB, INC., as Grantor


                                      By:   /S/ ALAN J. CYRON
                                           -----------------------
                                           Name:  Alan J. Cyron
                                           Title:  Chief Financial Officer


                                      PTB HOLDINGS, INC., as Grantor


                                      By:   /S/ ALAN J. CYRON
                                           -----------------------
                                           Name:  Alan J. Cyron
                                           Title:  Chief Financial Officer




ACCEPTED AND AGREED:

CITICORP USA, INC., as Administrative Agent


By: /S/ SHAPLEIGH SMITH
   -----------------------
     Name:  Shapleigh SMith
     Title:  Managing Director - Global Structured Products